Halozyme Therapeutics, Inc. Thinking Outside the Cell(tm) October 2, 2012 Exhibit 99.1
Safe harbor All of the statements in this presentation that are not statements of historical facts constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements and all references to financial estimates are based upon management's current plans and expectations and are subject to a number of risks and uncertainties which could cause actual results to differ materially from such statements. While the Company believes that the assumptions concerning future events are reasonable, it cautions that there are inherent difficulties in anticipating or predicting certain important factors. A discussion of these factors, including risks and uncertainties, is set forth in the Company's annual and quarterly reports filed from time to time with the Securities and Exchange Commission. The Company disclaims any intention or obligation to revise or update any forward-looking statements, whether as a result of new information, future events, or otherwise.
Presenting today Gregory I. Frost, Ph.D. President and Chief Executive Officer Halozyme James P. Shaffer Chief Commercial Officer Halozyme Jesper Jensen Sales & Marketing - Endocrinology Halozyme Sunil Hingorani, M.D., Ph.D. Associate Member, Clinical Research and Public Health Sciences Divisions, Fred Hutchinson Cancer Research Center H. Michael Shepard, Ph.D. Chief Scientific Officer Halozyme Kurt Gustafson Chief Financial Officer Halozyme
Halozyme's Mission Halozyme is a science-driven, biopharmaceutical company passionate about making molecules into medicines for patients in need
Our passion is fueled by the patient
We will complement our partnered revenue streams with our own products in order to drive sustained growth

Halozyme has a continuum of opportunities


VALUE CREATION
TIME
Building New Platforms
Proprietary Platform
Partner Platform
Enhanze Technology
• Roche
• Baxter
• ViroPharma
• Intrexon
• Hylenex
• Analog Insulin+rHuPH20 (Analog PH20)
• PEGPH20
• HTI-501
• New indications
• Conditionally Active Biologics (CABs)
• Additional partnerships

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Halozyme's programs benefit stakeholders across the healthcare system
Halozyme's pipeline has multiple shots on goal
Cutting-edge science is fueling Halozyme's early-stage pipeline Products and Product Candidates Therapeutic Area Therapeutic Area Use/ Indication Research/ Preclinical Clinical Clinical Proprietary Product Candidates Proprietary Product Candidates Proprietary Product Candidates Proprietary Product Candidates Proprietary Product Candidates Proprietary Product Candidates Proprietary Product Candidates PEGPH20 PEGPH20 Oncology Oncology Endocrinology Companion Diagnostic Other Cancers Insulin Resistance Conditionally Active Biologics Conditionally Active Biologics Aesthetics Oncology Collagen Remodeling Tumor-selective Biologics rHuPH20 Follow-on rHuPH20 Follow-on Various Chemonucleolysis, Lymphedema, Epidural Pain, Analog-PH20
Enhanze: Enabling subcutaneous versions of IV-administered blockbuster biologics Mid-single digits ROYALTY RATES 10% More partnerships Herceptin: $6B HyQ: $1.2B Cinryze: $320M A1AT: $? Tiered ?10% MabThera/ Rituximab : $7B

Roche royalty opportunities are near-term

Herceptin SC Formulation (Breast Cancer)

- Registration trial met primary endpoints
- Fixed dose SC co-formulation reduced dosing time to ~5 minutes, versus 30 minutes with IV
- European marketing application filed Q1 2012

MabThera SC Formulation (Non-Hodgkin's Lymphoma)

- Phase 3 study met first endpoint (Stage 1)
- SC formulation reduced dosing time to ~5-7 minutes, versus ~4 hours with IV
- Trials in Chronic Lymphocytic Leukemia and Follicular Lymphoma are ongoing
- European filing expected in 2012

Launches anticipated in 2013/14, leading to additional milestone and royalty payments

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Roche continues to invest significantly in their Enhanze programs

Study	Program	Start Date	# Patients
HannaH	Herceptin (Breast Cancer)	4Q09	596
SafeHer	Herceptin (Breast Cancer)	2Q12	2,500
PrefHer	Herceptin (Breast Cancer)	2Q11	400
SparkThera	MabThera (Follicular Lymphoma)	2Q09	281
Sabrina	MabThera (Follicular Non-Hodgkins Lymphoma)	3Q10	530
NCT01292603	MabThera (Chronic Lymphocytic Leukemia)	2Q11	200
SC vs IV in combo with CHOP	MabThera (B-cell Lymphoma)	3Q12	600

This is not a complete list of all Roche clinical trials using rHuPH20.

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Herceptin SC: Registration trial (HannaH) met primary endpoints in HER2+ early breast cancer SC IV 69.0 µg/mL 51.8 µg/mL Blood serum levels 45.4% 40.7% Pathological complete response Co-Primary Endpoints Non-inferiority established with overall safety profile in both arms consistent with that expected from treatment with Herceptin and standard chemotherapy in this setting Source: Lancet Oncology, Ismael 2012
SafeHer: 2,500 patient study across 60 countries Overall safety and tolerability for Herceptin SC in HER2+ early breast cancer patients with assisted administration using a conventional syringe and needle (vial formulation) or with assisted- and self-administration using a self-injection device in selected patients Countries conducting SafeHer study
PrefHer: Intravenous vs. subcutaneous Herceptin Primary Endpoint Patient preference for route of Herceptin administration Secondary Endpoints Safety and efficacy Nurse satisfaction with SC formulation Perceived time savings Exploratory objective Factors that influence patient preference
MabThera SC shown in Phase 3 trial to have non-inferior serum concentrations compared to IV Study background Randomized, open-label study to investigate the PK, efficacy and safety of MabThera SC versus IV-administered MabThera Follicular non-Hodgkin's Lymphoma No new medically relevant safety signals were observed Potential patient benefit May reduce infusion time (2.5 - 6 h., can be up to 12h.) to 5-7 minutes Easier administration Less invasive Data to be presented at ASH 2012 (Dec. 8-11)
HyQ may increase patient convenience compared to other IgGs SC dosing Dosed monthly Single administration site Other IgGs HyQ Dosed monthly Single administration site IV Dosing Dosed weekly Multiple injection sites SC Dosing All endpoints (primary and secondary) were met Fewer systemic adverse reactions at same dose and frequency as IV Good tolerability even with larger volumes and faster infusion rates than IGSC August 2012: Baxter received a Complete Response Letter (CRL) for HyQ Biologics License Application (BLA) Phase 3 Clinical Trial Regulatory Update
FDA wants to understand possible effects of exposure to elevated anti-rHuPH20 antibodies in HyQ program Evaluating existing pre-clinical datasets for gaps in coverage for elevated anti-rHuPH20 antibodies Designing pre-clinical studies to fill any potential gaps Halozyme and Baxter are:
ViroPharma is developing a SC formulation of Cinryze with rHuPH20
Cinryze Study 200/204 HAE-Subjects: C1 INH Functional 1000 U Time (hr) = Dose administered SC Cinryze + rHuPH20 demonstrated higher C1 INH functional concentrations versus SC Cinryze alone
Enhanze: Enabling subcutaneous versions of IV-administered blockbuster biologics Mid-single digits ROYALTY RATES 10% More partnerships Herceptin: $6B HyQ: $1.2B Cinryze: $320M A1AT: $? Tiered ?10% MabThera/ Rituximab : $7B
Halozyme's Proprietary Products James Shaffer Jesper Ostergaard Jensen
Important safety information for Hylenex Hypersensitivity to hyaluronidase or any other ingredient in the formulation is a contraindication to the use of this product. Discontinue Hylenex recombinant if sensitization occurs. Hyaluronidase should not be used to enhance the absorption and dispersion of dopamine and/or alpha agonist drugs. Hyaluronidase should not be injected into or around an infected or acutely inflamed area because of the danger of spreading a localized infection. Hyaluronidase should not be used to reduce the swelling of bites or stings. Hyaluronidase should not be used for intravenous injections because the enzyme is rapidly inactivated. Furosemide, the benzodiazepines and phenytoin have been found to be incompatible with hyaluronidase. Anaphylactic-like reactions following retrobulbar block or intravenous injections have occurred, rarely. Hyaluronidase should not be applied directly to the cornea. It is not for topical use. The most frequently reported adverse reactions have been local injection site reactions, such as erythema and pain. Hyaluronidase has been reported to enhance the adverse reactions associated with co-administered drug products. Patients receiving large doses of salicylates, cortisone, ACTH, estrogens or antihistamines may require larger amounts of hyaluronidase for equivalent dispersing effect, since these drugs apparently render tissues partly resistant to the action of hyaluronidase. Edema has been reported most frequently in association with subcutaneous fluid administration. The rate and volume of subcutaneous fluid administration should not exceed those employed for intravenous infusion. As with all parenteral fluid therapy, observe effect closely, with the same precautions for restoring fluid and electrolyte balance as in intravenous injections. Special care must be taken in pediatric patients to avoid over hydration by controlling the rate and total volume of infusion. When solutions devoid of inorganic electrolytes are administered subcutaneously, hypovolemia may occur.
Launched by Halozyme in December 2011 Recombinant human enzyme indicated to increase the dispersion and absorption of other injected drugs and fluids Initial commercial focus is on hospitals and emergency departments regional anesthesia drug extravasations fluid administration in patients with difficult venous access
Halozyme is building a strong commercial organization Sales and Marketing Team Seasoned management team (marketing, sales, managed markets) Built small specialty sales team Contracting Performance-based agreements in place with the primary GPO's All major government agreements in place (CMS, FSS, PHS) Distribution Established warehouse and selected 3rd party logistics partner Signed agreements with primary distributors
2012 Hylenex Market Share of FDA-approved Hyaluronidase Market Seasoned commercial team is successfully increasing Hylenex market share
2. Continuous SC Insulin Infusion (CSII) A concentrated market on label today Reach the primarily US patient population treated by 1,000-2,000 endocrinologists Target focused market opportunity Does not compete with insulin or pumps - it makes both of them better Engage key opinion leader validation to move early adopters Scale-up rHuPH20 drug product manufacturing process There are 2 distinct insulin market opportunities Market requirements 1. Multiple Daily Injections (MDI) Phase 3-ready asset Large, global primary care sales force (45,000-70,000 US targets) Ability to compete with current insulin manufacturers Device technology Broad and deep resources to penetrate this competitive market Insulin manufacturing capabilities
Partnering MDI and commercializing Hylenex pre-administration for CSII Insulin Strategic Options Insulin Pumps Multiple Injections Commercialize Partner Insulin Pumps
Getting ready to commercialize Commercializing Hylenex for insulin pumps Hylenex is approved for pre- administration There is a market need The clinical data are compelling We have basic infrastructure already in place Complements currently marketed insulin and pumps
Integrated pump plan Clinical need Market potential Integrated plan
Understanding the medical need: Key opinion leader video Bruce Bode, MD, FACE Atlanta Diabetes Associates Neesha Ramchandani, PNP, CDE
There exists a need for a faster prandial insulin
Normal insulin secretion, Modified from Polonsky et al., NEJM 1988; Insulin Secretion Illustrating the pursuit of more physiologic insulin IRI Insulin (pM+- SEM)
Normal insulin secretion, Modified from Polonsky et al., NEJM 1988; Insulin Secretion Illustrating the pursuit of more physiologic insulin Source: ADA 2012, Vaughn, et al. IRI Insulin (pM+- SEM) Analog-PH20 Analog alone
Normal insulin secretion, Modified from Polonsky et al., NEJM 1988; Insulin Secretion Illustrating the pursuit of more physiologic insulin IRI Insulin (pM+- SEM) Basal Analog-PH20 Analog alone
Normal insulin secretion, Modified from Polonsky et al., NEJM 1988; Insulin Secretion Illustrating the pursuit of more physiologic insulin IRI Insulin (pM+- SEM) Basal Pump today Analog-PH20 Analog alone
Normal insulin secretion, Modified from Polonsky et al., NEJM 1988; Insulin Secretion Illustrating the pursuit of more physiologic insulin IRI Insulin (pM+- SEM) Basal Pump today Analog-PH20 Analog alone Hylenex w/pump
Normal insulin secretion, Modified from Polonsky et al., NEJM 1988; Insulin Secretion Illustrating the pursuit of more physiologic insulin IRI Insulin (pM+- SEM) Basal Pump today Analog-PH20 Analog alone Hylenex w/pump
Normal insulin secretion Modified from Polonsky et al., NEJM 1988 Analog-PH20 Analog alone Analog alone varies over same infusion set life rHuPH20 pre- administration makes same infusion set absorption more consistent Source: Halozyme poster presented at ADA 2012, Vaughn, et al. rHuPH20 makes insulin in pumps more consistent
Analog-PH20 is as distinct from analog insulin as analog insulin was to regular human insulin Source: Morrow, et al., "Diabetes Care" 2012 (in press) Analog and analog+rHuPH20 is from 11 healthy volunteers (mean weight 73.0 +- 7.6 kg) under a similar euglycemic clamp protocol in a separate study (rHuPH20 dose selection)
Hylenex + analog Analog alone AACE post prandial glucose target Physiologic glucodynamic profile with Hylenex Source: Halozyme late-breaking poster presented at ADA 2012, Muchmore, et al.
Patient self-administration option under development Source: Halozyme Inset tube and cannula site illustration (Inset is a trademark of Unomedical A/S)
Summary of clinical potential: What we hope to deliver for insulin pump patients
Integrated pump plan Clinical need Market potential Integrated plan
The U.S. insulin pump market is large and growing Source: Internal company estimates
Hylenex can be available to almost 90% of pump patients with the planned administration solution Estimated 2012 Insulin Pump Market Share (% patients) 90% 10% Source: Company and Campbell Alliance Analysis Annual Report, Insulet. Available at: myomnipod.com. Accessed December 2011.
Pre-administration in insulin pumps could represent a significant revenue opportunity $25 million gross revenue per percent penetration 400,000 pump users1 $52 per vial3 120 site changes per year2 1 Using internal estimates of 440,000 pump users and 90% potential availability 2 Assumes site changes every 3 days as per CDC recommendation 3 Current WAC pricing before rebates and discounts
Pump patients adopted analog insulin quickly Source: IMS NPA Pump adoption was more rapid Almost exclusively commercially insured Followed and treated by leading healthcare practitioners More engaged in treatment and take active role

We confirmed the value that *Hylenex* can offer to people living with diabetes

Physician GfK 2008 & 2009, 2011 TDRdata, 2012 Campbell Alliance	• Identified need and key product aspects to develop • Supported factored share above 20% with current product profile
Patient GfK 2009, TDRdata 2011	• Validated the understanding and need around variability • Documented that patients do not feel that they get optimal postprandial glucose control with current analog insulin
Pricing GfK 2009, LEK 2011	• Identified *Hylenex* launch pricing to balance revenue and manual prior authorization • Verified commercial insurance dominates among pump users
Key Opinion Leaders ADA 2012, Advisory Board	• Validated product profile as differentiated and meaningful • Identified clinical trial needs to support commercialization • Received public support at ADA general and product symposia
Diabetes Educators Group 4, AADE 2012 Ad Board	• Confirmed chosen delivery solution • Validated draft patient Instructions For Use • Estimated addressable market as 90% of pump patients • Indicated a Rx share likely above 25%
Artificial Pancreas Research	• Non-profit patient advocacy group has funded closed loop research of rHuPH20 and *Hylenex* in closed loop

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Integrated pump plan Clinical need Market potential Integrated plan
FDA Approval March 21, 2012: This "Prior Approval" supplemental new drug application provides for the addition of language to strengthen and clarify the administration instructions for Hylenex recombinant. INDICATIONS AND USAGE 1.2 Dispersion and Absorption of Injected Drugs HYLENEX recombinant is indicated as an adjuvant to increase the dispersion and absorption of other injected drugs. DOSAGE AND ADMINISTRATION 2.2 Dispersion and Absorption of Injected Drugs Dispersion and absorption of other injected or subcutaneously infused drugs may be enhanced by pre-administration of HYLENEX recombinant or by adding 50-300 U, most typically 150 U hyaluronidase, to the injection solution. Launching Hylenex in insulin pumps is on label today Source: US Prescribing Information. Available at www.hylenex.com or from FDA
No FDA action taken on Hylenex or insulin pump trials Updated referenced to Hylenex IND: #66-888 General update When the Complete Response Letter for the HyQ BLA was issued, no action was taken with regard to Hylenex Pump trial Pump trial was ongoing in July 2012 and FDA took no action on trial Aug. 2012: Last patient visit. Full data set to be presented. New Phase 4 long-term insulin pump study Submitted to FDA under Hylenex IND, September 11, 2012 Institutional Review Board (IRB) has approved protocol and confirmed with FDA that study is OK to enroll
Physicians Nurses Pharmacists Patient Patient Training Representative Medical Science Liaison Insurance Pharmacy/Mail Order Approval Services Copay Support Hylenex(r) Commercialization plan highlights
Updated label for proposed use Generated clinical proof of concept and clinical data Validated potential via extensive market research Selected delivery solution Gained Key Opinion Leader (KOL) support Created commercialization plan Built commercial leadership and infrastructure Execute Phase 4 studies to support commercialization Receive FDA approval of delivery device Scale up product supply to deliver needed quantities Pre-launch checklist
Halozyme's Proprietary Programs Gregory I. Frost, Ph.D. Sunil Hingorani, M.D., Ph.D. H. Michael Shepard, Ph.D.
There is significant unmet medical need with pancreatic cancer, but the chemotherapy backbone is evolving Potential Future of Care Advances Current Standard of Care Metastatic Halozyme's Approach PEGPH20 Surgery Gemcitabine (GEM) Early stage resectable Phase 3 results expected 2H12 Limited to patients that can tolerate aggressive regimen FOLFIRNOX GEM + Abraxane Randomized Phase 2 (run-in ongoing) Under Consideration (2013) Phase 1/2 Locally Advanced Non-resectable -> Surgery (IST) PEGPH20 + FOLFIRINOX (+Abraxane?) Randomized Phase 2 (IST) PEGPH20 + GEM + Abraxane PEGPH20 + GEM
Breaching the pancreas cancer sanctuary
Scope of the problem in pancreas cancer Lowest 1-year and 5-year survivals for any cancer Median survival <6 months >80% of patients have inoperable disease at time of diagnosis No improvement in survival in last 15 years
Clinical challenges in pancreas cancer Hard to detect Spreads rapidly Resistant to all forms of chemo- and radiotherapies
Pancreas cancers are "hypodense" (hypoperfused): They have a decreased blood supply
Pancreas cancer: It takes a village
Stromal complexity in pancreas cancer: The solid tumor organ Immune Dynamics Stromal fibroblasts and Matrix deposition Cell of Origin Cancer Stem Cell TAM Treg MDSC Angiogenesi s PS C Collagen Molecular targets Biomarkers Mechanisms of initiation, progression, metastasis Angiogenesi s HA
Changing the game: Altering intratumoral physical dynamics to advantage in pancreas cancer
Breaching the sanctuary of pancreas cancer: Changing the biology of the disease with PEGPH20 Hard Fibrotic Hypovascular Soft Cellular Hypervascular
Breaching the sanctuary of pancreas cancer: Creating a newly vulnerable disease Normal Pancreas Pancreas Cancer Pancreas Cancer Treated with PEGPH20 Drug Lectin
Treatment with PEGPH20 as a single agent showed increased tumor perfusion Mean Ktrans Baseline Day 1 Day 2 End of Cycle 1 Tumor 0.057 0.147 0.242 0.212 Liver 0.011 0.091 0.018 0.034 Baseline 24hrs post-dose ASCO 2012
Chemotherapy Radiotherapy Immune checkpoint regulators Monoclonal antibodies Nanoparticles Rationale to incorporate PEGPH20 into the future backbone for pancreas cancer

Cutting-edge science is fueling Halozyme's early-stage pipeline

Products and Product Candidates	Therapeutic Area	Use/ Indication	Research/ Preclinical	Clinical
Proprietary Product Candidates				
PEGPH20	Oncology	Companion Diagnostic		
	Oncology	Other Cancers		
	Endocrinology	Insulin Resistance		
Conditionally Active Biologics	Aesthetics	Collagen Remodeling		
	Oncology	Tumor-selective Biologics		
rHuPH20 Follow-on	Various	Chemonucleolysis, Lymphedema, Epidural Pain, Analog-PH20		

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PEGPH20 companion diagnostic can help identify which solid tumors could benefit from PEGPH20 treatment TSG6/Fc PHARMACOGENOMICS "PATIENT SELECTION FOR BEST CLINICAL RESPONSE" HA+3 HA+2 HA+1 HA0 Pre Rx Post Rx PHARMACODYNAMICS "HIT THE TARGET" Patient Population CDx Identify Target Patients Treatment Response Pretreatment Treatment Post Treatment PEGPH20 PEGPH20 HA+3 Patient Target Patient Proprietary Companion Diagnostic HA+3 Pts HA Depletion

Cutting-edge science is fueling Halozyme's early-stage pipeline

Products and Product Candidates	Therapeutic Area	Use/ Indication	Research/ Preclinical	Clinical
Proprietary Product Candidates				
PEGPH20	Oncology	Companion Diagnostic		
	Oncology	Other Cancers		
	Endocrinology	Insulin Resistance		
Conditionally Active Biologics	Aesthetics	Collagen Remodeling		
	Oncology	Tumor-selective Biologics		
rHuPH20 Follow-on	Various	Chemonucleolysis, Lymphedema, Epidural Pain, Analog-PH20		

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Conditionally Active Biologics (CABS) are selected for preferential activity in the disease microenvironment Proteins With Well- Understood Pharmacology Enzymes Antibodies Growth Factors Cytokines High throughput mutagenesis Selection for disease specific activity CAB Candidates

HTI-501: A novel conditionally active biologic

Background

- **HTI-501 (recombinant human cathepsin):**
  - First indication is Cellulite
  - Breaks down collagen (only in presence of diffusable buffer)
  - Acts locally and transiently
  - Potential to treat conditions involving collagen (e.g., cellulite, scarring, dupuytren's contracture, tissue remodeling, others)



Imaging technology used to quantify a dimple's change in volume/depth

Development Overview

3Q11	1Q12	3Q12	4Q12/1Q13
• Initiated Phase 1/2 ex-US trial	• Phase 1/2 complete — well tolerated, no SAEs	• Began Phase 2	• Target — POC data from Phase 2

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Kurt Gustafson Financial Update
Operating Expense We are focused on deploying capital efficiently
Over the last 10 quarters, our revenue is 45% of total operating expenses
Halozyme manufactures based on firm partner orders and is reimbursed when product ships Halozyme's 2012 Income Statement
Revised 2012 financial guidance due to timing of receipt of milestone payment Halozyme's 2012 Income Statement
Upcoming Roche programs drive profitability 2013 2014 2015 *HyQ approval timeline dependent on resolution of questions in CRL. Herceptin trastuzumab MabThera rituximab MabThera rituximab Herceptin trastuzumab Herceptin trastuzumab
Gregory I. Frost, Ph.D. Closing Remarks

2012 milestones could be transformative

	Milestones *(for proprietary and partnered programs)*
☑	Present full data set from Phase 3 Herceptin SC trial
☑	File Herceptin SC marketing application in EU
☑	Present additional data from insulin pump trials
☑	Disclose full data set from insulin + rHuPH20 treatment studies
	Present HTI-501 clinical proof-of-concept data
☑	Present additional data from Herceptin SC program
	Present data from Phase 3 MabThera SC trial
	File MabThera SC marketing application in EU
	Initiate Phase 2 dose ranging study of Cinryze + rHuPH20

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We will complement our partnered revenue streams with our own products in order to drive sustained growth